UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): January 31, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       001-16171               04-3372365
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
        Incorporation)                                     Identification No.)

      234 BALLARDVALE STREET
           WILMINGTON, MA                                   01887
(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: 978-694-9121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On February 8, 2005, Beacon Power Corporation (the "Company") received the signed and approved agreement between the California State Energy Resources Conservation and Development Commission (Commission) and the Company. On February 14, 2005, the Company issued a press release announcing that it had entered into this agreement. A copy of such press release is filed as Exhibit 99.1, and a copy of the agreement is filed as Exhibit 10.1, to this Current Report on Form 8-K.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits

    10.1 Agreement between Beacon Power Corporation and the California State Energy Resources Conservation and Development Commission (Commission), dated as of January 31, 2005.

    99.1    Press release of Beacon Power Corporation dated February 14, 2005

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BEACON POWER CORPORATION



Date:  February 15, 2005                By:/s/ James M. Spiezio
                                           --------------------
                                      Name:  James M. Spiezio
                                     Title:  Secretary and Chief Financial
                                             Officer

                                  Exhibit Index

Exhibit No.                Description

10.1 Agreement between Beacon Power Corporation and the California State Energy Resources Conservation and Development Commission (Commission), dated as of January 31, 2005.

99.1     Press release of Beacon Power Corporation dated February 14, 2005